September 20, 2013

Supplement

SUPPLEMENT DATED SEPTEMBER 20, 2013 TO THE PROSPECTUS OF
MORGAN STANLEY MULTI CAP GROWTH TRUST
Dated June 13, 2013

Effective October 15, 2013, the section of the Prospectus entitled "Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges" is hereby deleted and replaced with the following:

Permissible Fund Exchanges. You may exchange Class IS shares of the Fund for Class IS shares of Morgan Stanley Global Fixed Income Opportunities Fund (a "Morgan Stanley Retail Class IS Fund"), if available. You may also exchange Class IS shares of the Fund for Class IS shares of certain portfolios of Morgan Stanley Institutional Fund, Inc. (the "MSIF Class IS Portfolios") or the Morgan Stanley Institutional Fund Trust Mid Cap Growth Portfolio (the "MSIFT Class IS Portfolio" and, collectively with the MSIF Class IS Portfolios and the Morgan Stanley Retail Class IS Fund, the "Morgan Stanley Class IS Funds"), if available, without the imposition of an exchange fee. In addition, you may exchange Class IS shares of the Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund") or for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust ("Limited Duration U.S. Government Trust" and, together with the Morgan Stanley Class IS Funds and the Morgan Stanley Money Market Funds, the "Morgan Stanley Class IS Exchangeable Funds"), if available, without the imposition of an exchange fee. To obtain a prospectus for another Morgan Stanley Class IS Exchangeable Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. Prospectuses are also available on our internet site at www.morganstanley.com/im.

The current prospectus for each Morgan Stanley Class IS Exchangeable Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Class IS Exchangeable Funds, exchanges are not available into Morgan Stanley Class IS Exchangeable Funds that are not currently being offered for purchase.

The second and third sentences of the second paragraph of the section of the Prospectus entitled "Shareholder Information—How to Exchange Shares—Exchange Procedures" are hereby deleted and replaced with the following:

"Processing" a request means that Class IS shares of the Fund which you are exchanging will be redeemed and shares of the Morgan Stanley Class IS Exchangeable Fund that you are purchasing will be purchased at the NAV per share next determined on the date of receipt.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CPOISSPT-0913